UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2012

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 22, 2012, Hercules Offshore, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Deutsche Bank Securities Inc. as representatives of the several underwriters listed on Schedule A to the Underwriting Agreement (collectively, the “Underwriters”), providing for the sale of 20,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in a public offering (the “Public Offering”) at a price to the public of $5.10 per share ($4.85775, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 3,000,000 shares of Common Stock (the “Option”) on the same terms as the 20,000,000 shares sold by the Company. The shares of Common Stock to be issued pursuant to the Underwriting Agreement have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement on Form S-3 (File No. 333-170966) (the “Registration Statement”) of the Company, as supplemented by the Prospectus Supplement dated March 20, 2012 filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on March 20, 2012. The sale of the shares of Common Stock pursuant to the Underwriting Agreement is expected to close on March 28, 2012.

The Underwriting Agreement contains customary representations and warranties of the parties and provides that the obligations of the several Underwriters to pay for and accept delivery of the shares of Common Stock are subject to certain conditions. Pursuant to the Underwriting Agreement, the Company agreed not to issue any shares of Common Stock for a period of 60 days after March 22, 2012 without the prior written consent of Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Deutsche Bank Securities Inc., subject to certain exceptions set forth in the Underwriting Agreement. The Underwriting Agreement provides that the Company and the Underwriters will indemnify each other against certain liabilities, including liabilities under the Securities Act.

Certain of the Underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement. Credit Suisse Securities (USA) LLC is a lender under the Company’s existing term loan facility. In addition, affiliates of certain of the Underwriters are lenders under the Company’s existing revolving credit facility. The Underwriters and their affiliates may provide similar services in the future.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Public Offering, the Company is also filing the opinion of Vinson & Elkins LLP as part of this current report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinion of Vinson & Elkins LLP is filed herewith as Exhibit 5.1 and incorporated herein by reference.

On March 22, 2012, the Company issued a press release announcing that it had priced the offering of 20,000,000 shares of its Common Stock. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

On March 27, 2012, the Company issued a press release announcing the of $300,000,000 aggregate principal amount of 7.125% senior secured notes due 2017 and $200,000,000 aggregate principal amount of 10.25% senior notes due 2019. A copy of this press release is filed as Exhibit 99.2 and incorporated herein by reference.

The press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the notes described therein, nor shall there be any sale of these notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The notes have not been registered under the Securities Act of 1933 (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act and applicable state securities laws. The notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in reliance on Regulation S under the Securities Act.

Item 8.01 of this Form 8-K contains forward-looking statements. Forward-looking statements give Hercules Offshore’s current expectations or forecasts of future events based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in Hercules Offshore’s filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Forward-looking statements in this press release relate to, among other things, the closing of the private placement of senior secured notes. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. The forward-looking statements speak only as of the date made and, other than as required by law, Hercules Offshore undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 22, 2012, by and between Hercules Offshore, Inc. and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the underwriters named in Schedule A thereto.

5.1	Opinion of Vinson & Elkins LLP.

23.1	Consent of Vinson & Elkins LLP (included in Exhibit 5.1 hereto).

99.1	Press Release dated March 22, 2012.

99.2	Press Release dated March 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: March 28, 2012	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel and
Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 22, 2012, by and between Hercules Offshore, Inc. and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the underwriters named in Schedule A thereto.

5.1	Opinion of Vinson & Elkins LLP.

23.1	Consent of Vinson & Elkins LLP (included in Exhibit 5.1 hereto).

99.1	Press Release dated March 22, 2012.

99.2	Press Release dated March 27, 2012.

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